UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2022

1LIFE HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39203	76-0707204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Current Report on Form 8-K (this “Form 8-K”) is being filed to update and supplement the definitive proxy statement on Schedule 14A (the “proxy statement”) filed by 1Life Healthcare, Inc. (“One Medical”) with the Securities and Exchange Commission (the “SEC”) on August 24, 2022 relating to One Medical’s special meeting of stockholders scheduled for September 22, 2022. The information contained in this Form 8-K is incorporated by reference into the proxy statement.

Item 8.01	Other Events.
Supplemental Disclosures to the Proxy Statement

As previously disclosed, on July 20, 2022, One Medical entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amazon.com, Inc., a Delaware corporation (“Amazon”), and Negroni Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Amazon (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into One Medical (the “Merger”, and, together with the other transactions contemplated by the Merger Agreement, the “Contemplated Transactions”), with One Medical surviving the Merger. One Medical’s board of directors unanimously approved the Contemplated Transactions and resolved to recommend that the One Medical stockholders adopt the Merger Agreement and approve the Contemplated Transactions at a meeting of its stockholders.

In connection with the Merger, One Medical and Amazon filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) with the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice (the “DOJ”) on August 3, 2022.

On September 2, 2022, One Medical and Amazon each received a request for additional information and documentary materials (the “Second Request”) from the FTC in connection with the FTC’s review of the Merger. The Second Request is a next step in the regulatory review process.

The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after One Medical and Amazon have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

Both parties expect to promptly respond to the Second Request and to continue to work cooperatively with the FTC in its review of the Merger.

Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

* * *

Notice Regarding Forward-Looking Statements
This report contains forward-looking statements which involve substantial risks and uncertainties and are based on our beliefs and assumptions and on information currently available to us. All statements other than statements of historical facts contained in this press release, including statements regarding the Contemplated Transactions, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this press release and information contained in this press release should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to: the ability of the parties to consummate the Contemplated Transactions in a timely manner or at all; the satisfaction (or waiver) of closing conditions to the consummation of the Contemplated Transactions, including with respect to the approval of One Medical’s stockholders; potential delays in consummating the Contemplated Transactions; the ability of One Medical to timely and successfully achieve the anticipated benefits of the Contemplated Transactions; the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response thereto; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Contemplated Transactions on One Medical business relationships, operating results and business generally; costs related to the Contemplated Transactions; the outcome of any legal proceedings that may be instituted against One Medical, Parent or any of their respective directors or officers related to the Merger Agreement or the Contemplated Transactions; the strength of the One Medical brand; member satisfaction with One Medical’s services and support; the effects of the COVID-19 pandemic, including any new outbreaks and emerging variant strains of the virus, and related self-isolation and quarantine measures on One Medical’s business, revenue, future growth and results of operations; anticipated membership growth and revenue potential from One Medical’s members; One Medical’s ability to retain members; One Medical’s ability to successfully introduce and drive adoption of new products; changes in the pricing One Medical offers its members; One Medical’s relationships with its health network partners and enterprise clients and any changes to, accommodations in or terminations of One Medical’s contracts with the health network partners or enterprise clients; One Medical’s ability to improve cost of care and margins, including timing and expenses of new office openings and entry into new geographies; One Medical’s ability to improve its medical claims expense ratio; changes in laws or regulations; One Medical’s involvement in existing and potential litigation, including medical malpractice claims and consumer class actions; any governmental investigations or inquiries, including those related to COVID-19 vaccine administration or challenges to One Medical’s relationships with the One Medical PCs under the administrative services agreements; One Medical’s strategic plan; the impact of new laws and regulations on our industry, including Medicare, general economic and market conditions; One Medical’s financial outlook; One Medical’s focus areas for investment and its investments; announcements by One Medical, its health network partners or One Medical’s competitors of business or strategic developments; and One Medical’s overall business trajectory. These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by One Medical’s forward-looking statements is included in the reports One Medical has filed or will file with the SEC, including One Medical’s Annual Report on Form 10-K for the year ended December 31, 2021, One Medical’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. These filings, when available, are available on the investor relations section of One Medical’s website at investor.onemedical.com and on the SEC’s website at www.sec.gov.
Additional Information and Where to Find It
In connection with the Contemplated Transactions, One Medical intends to file with the SEC preliminary and definitive proxy statements relating to the Contemplated Transactions and other relevant documents. The definitive proxy statement will be mailed to One Medical’s stockholders as of a record date to be established for voting on the Contemplated Transactions and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTIONS OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ONE MEDICAL, PARENT AND THE CONTEMPLATED TRANSACTIONS. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s web site at www.sec.gov, on One Medical’s website at https://investor.onemedical.com/ or by contacting One Medical’s Investor Relations department via email at https://investor.onemedical.com/contact-ir.

Participants in the Solicitation
One Medical and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of One Medical in connection with the Contemplated Transactions and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available). Additional information regarding such directors and executive officers is included in One Medical definitive proxy statement on Schedule 14A for the 2022 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2022.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of One Medical’s stockholders in connection with the Contemplated Transactions and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the Contemplated Transactions. These documents are available free of charge as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

Date: September 2, 2022	By	/s/ Bjorn Thaler
Bjorn Thaler
Chief Financial Officer